TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio,
TOPS® Conservative ETF Portfolio, TOPS® Growth ETF Portfolio,
and TOPS® Moderate Growth ETF Portfolio

each a series of Northern Lights Variable Trust

Supplement dated July 20, 2016

to the Statement of Additional Information (“SAI”) dated May 1, 2016

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Effective immediately, the Adviser has engaged Milliman Financial Risk Management LLC to serve as a sub-adviser to TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Conservative ETF Portfolio, TOPS® Growth ETF Portfolio, and TOPS® Moderate Growth ETF Portfolio (each a “Portfolio”, together the “Portfolios”). The following changes are made to the SAI:

1.	The final two paragraphs and chart in the “Investment Adviser and Advisory Agreement” section beginning on page 46 in the “INVESTMENT ADVISER AND SUB-ADVISER” section of the SAI are deleted in their entirety and replaced as follows:

Milliman Financial Risk Management LLC (the “Sub-Adviser”) with principal offices located at 71 S. Wacker Dr., 31st Floor, Chicago, IL 60606, serves as Sub-Adviser to the TOPS® Portfolios. Subject to the authority of the Trust’s Board of Trustees and supervision by the Adviser, the Sub-Adviser is responsible for conducting each Managed Risk Portfolio’s hedging program according to each Portfolio’s investment objective, policies and restrictions, and provides trade execution services for the Non-Managed Risk Portfolios. The Sub-Adviser is paid by the Adviser, not the Portfolios.

The following table displays the sub-advisory fees that were paid during the fiscal periods ended December 31, 2015, December 31, 2014 and December 31, 2013:

FUND	Sub-Advisory Fees Paid Period Ended 2015	Sub-Advisory Fees Paid Period Ended 2014	Sub-Advisory Fees Paid Period Ended 2013
TOPS® Managed Risk Balanced ETF Portfolio	$1,327,319	$1,265,247	$948,082
TOPS® Managed Risk Moderate Growth ETF Portfolio	$2,236,591	$2,074,694	$1,457,637
TOPS® Managed Risk Growth ETF Portfolio	$2,423,112	$2,425,919	$1,561,263
TOPS® Aggressive Growth ETF Portfolio	$0	$0	$0
TOPS® Balanced ETF Portfolio	$0	$0	$0
TOPS® Conservative ETF Portfolio	$0	$0	$0
TOPS® Growth ETF Portfolio	$0	$0	$0
TOPS® Moderate Growth ETF Portfolio	$0	$0	$0

2.	The first sentence of the first paragraph of the “PORTFOLIO MANAGERS” section, on page 56 of the SAI, is deleted in its entirety and replaced as follows:

Michael McClary is Portfolio Manager of the Portfolios and Adam Schenck is a Portfolio Manager of the Managed Risk Portfolios only, and they each are responsible for the day-to-day management of those Portfolios.

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This Supplement, and the Prospectus and Statement of Additional Information both dated May 1, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-572-5945.